UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 18, 2004


                        BrainStorm Cell Therapeutics Inc.
             (Exact name of registrant as specified in its charter)

        Washington                      333-61610             912061053
(State or other jurisdiction           (Commission          (IRS Employer
     of incorporation)                 File Number)       Identification No.)

                              36 Derech Bait Lechem
                             Jerusalem, Israel 77002
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code 011-972-2-6737445

                           Golden Hand Resources, Inc.
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

On November 15, 2004, our board of directors authorized an amendment to our Articles of Incorporation to change the name of our Company from "Golden Hand Resources Inc." to "BrainStorm Cell Therapeutics Inc." We are changing the name of the Company to better reflect our business objectives going forward in the stem cell research arena. On November 18, 2004, we filed such amended Articles of Incorporation with the State of Washington and we have requested from the OTC Bulletin Board that our trading symbol be changed as well to reflect our new name. We expect to begin trading under our new symbol (BCLI.OB) beginning November 24, 2004. A copy of the Articles of Amendment to our Articles of Incorporation reflecting this change is attached hereto as Exhibit 3.i.01. A copy of a press release regarding this announcement is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

            (c)  Exhibits.

                  3.i.01    Articles of Amendment to Articles of Incorporation

                  99.1      Press Release dated November 23, 2004

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 22, 2004

BRAINSTORM CELL THERAPEUTICS INC.

/s/ Yaffa Beck
----------------------------
Name: Yaffa Beck
Title: President & CEO

                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

3.i.01                Articles of Amendment to Articles of Incorporation

99.1                  Press Release dated November 23, 2004